UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (date of earliest event reported) January 23, 2007


                        MEDIANET GROUP TECHNOLOGIES, INC.
                        ---------------------------------
           (Name of small business issuer as specified in its charter)


           Nevada                    0-32307                    13-4067623
           ------                    -------                    ----------
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


         5100 W. Copans Road, Suite 710, Margate, FL            33063
         -------------------------------------------         ----------
          (Address of principal executive offices)           (Zip code)


        Registrant's telephone number, including area code (954) 974-5818


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13-34(c) under the Exchange
    Act (17 CFT 240-13e-4(c)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On January 23, 2007, the Board of Directors of MediaNet Group Technologies, Inc.(the "Company") elected Robert F. Hussey to serve on its Board of Directors. On January 23, 2007, Mr. Hussey accepted the position.

Robert F. Hussey is a seasoned financial, marketing and operational executive who in recent years has focused primarily on private equity investments in traditional media, internet/digital media and marketing services. He began his career as a Senior Financial Analyst, and then Group Product Manager, with American Home Products.

Mr. Hussey currently serves as a director of Digital Lightwave, Inc., Axcess International and World Racing group. Mr. Hussey also serves on the board of SendTec, Inc., and on the Board of Advisors of Argentum Capital Partners and H.
C. Wainwright & Co. From 2001 through 2006, Mr. Hussey served as Chief Operating Officer of H. C. Wainwright, and later as interim President, CEO and Director of Digital Lightwave. From 1996 through 2001 Mr. Hussey was President, CEO and Director of MetroVision, Inc., a niche cable TV operation. In 1984, Mr. Hussey founded and was President, CEO and Director of POP Radio Corporation, the country's largest DBS ( direct broadcast satellite) site based radio network. Prior to POP Radio, Mr. Hussey worked at Grey Advertising Inc., E.F. Hutton and Oppenheimer Management Corporation, Inc.

Mr. Hussey received a B.S. in Business Administration from Georgetown University and an MBA in International Business from George Washington University.

Effective February 1, 2007, two members of the Company's Board of Directors, Joseph M. Porrello and Ivan L. Bial, have resigned from their positions as directors.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MEDIANET GROUP TECHNOLOGIES, INC.


Date:   February 6, 2007               By: /s/ Martin A. Berns
                                           -------------------
                                           Martin A. Berns
                                           President and Chief Executive Officer

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